ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                   SUPPLEMENT, DATED OCTOBER 15, 2003, TO THE
    AIM LIFETIME AMERICA VARIABLE ANNUITY SERIES PROSPECTUS DATED MAY 1, 2003

This supplement amends the above-referenced prospectus for the AIM Lifetime America Variable Annuity Series of contracts (the "Contracts") offered by Allstate Life Insurance Company of New York. Please read this supplement carefully and retain it for future reference together with your prospectus. This supplement is not valid unless it is accompanied or preceded by a current prospectus for the Contracts. The terms we use in this supplement have the same meanings as in the prospectus for the Contracts.


Effective January 1, 2004, the Income Benefit Rider will no longer be offered. If you add an Income Benefit Rider to your Contract prior to January 1, 2004, your Rider will not be affected. All references in the prospectus to the Income Benefit Rider should be updated accordingly.